EXHIBIT 10.2

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted text has been marked with a triple asterisk ("***") and has been filed separately with the Securities and Exchange Commission.



                              AMENDMENT NO. 1

                         dated as of June 10, 1998

              TO THE AIRBUS A319/A320/A321 PURCHASE AGREEMENT

                        dated as of October 31, 1997

                                  between

                               AVSA, S.A.R.L.

                                    and

                           US Airways Group, Inc.




                              AMENDMENT NO. 1


This Amendment No. 1 (hereinafter referred to as the "Amendment") is entered into as of June 10, 1998, by and between AVSA, S.A.R.L, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and US Airways Group, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at 2345 Crystal Drive, Arlington, VA 22227 (hereinafter referred to as the "Buyer");


                                 WITNESSETH


WHEREAS, the Buyer and the Seller entered into an Airbus A319/A320/A321 Purchase Agreement, dated as of October 31, 1997, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A319, A320 and A321 model Aircraft (the "Aircraft"), which agreement, together with all Exhibits, Appendices, and Letter Agreements attached thereto is hereinafter called the "Agreement."

WHEREAS, the Buyer and the Seller agree to amend Clause 9 of the Agreement and make other amendments to the Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS :



1.    DEFINITIONS

      Capitalized terms used herein and not otherwise defined in this Amendment will have the meaning assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

2.    DELIVERY DATES

2.1   The Buyer and the Seller hereby agree to

      (i) amend the delivery schedules for Firm A319 Aircraft, Firm A320 Aircraft and Reconfirmable A319 Aircraft, and

      (ii)  ***

2.2   Therefore,

      (i) Subclauses 9.1.1 and 9.1.2 of the Agreement are hereby superseded and replaced by the following quoted text, and

      (ii)  ***

QUOTE

9.1.1 The Buyer will accept the Aircraft, during the months and years set forth below in this Subclause 9.1.1.

            (i)         Firm A319 Aircraft
                        -------------------

Firm A319               Month of            Firm A319            Month of
Aircraft No.            Delivery            Aircraft No.         Delivery
------------            --------            ------------         --------

1                       October 1998        ***                  ***
2                       October 1998
3                       November 1998
4                       November 1998
5                       December 1998
6                       December 1998
7                       January 1999
8                       January 1999
9                       February 1999
10                      March 1999
11                      May 1999
12                      June 1999
13                      June 1999
14                      July 1999
15                      July 1999
16                      July 1999

***                     ***


            (ii)        Firm A320 Aircraft
                        ------------------

Firm A320               Month of            Firm A320            Month of
Aircraft No.            Delivery            Aircraft No.         Delivery
------------            --------            ------------         --------

January                 1999                ***                   ***

***                     ***


            (iii)       Reconfirmable A319 Aircraft
                        ---------------------------

Reconfirmable           Month of            Reconfirmable        Month of
A319 Aircraft No.       Delivery            A319 Aircraft No.    Delivery
-----------------       --------            -----------------    --------

***                     ***                 ***                  ***


9.1.2 [INTENTIONALLY LEFT BLANK]

UNQUOTE

2.3 On signature of this Amendment, the Buyer will make all Predelivery Payments due as a result of the rescheduling of Aircraft as set forth above under Subparagraphs 2.1 and 2.2.

2.4 The Buyer and the Seller hereby agree to replace Subclause 9.1.4 of the Agreement with the following paragraph.

QUOTE

9.1.4 ***

      Not later than *** prior to the scheduled *** of delivery for a particular Aircraft *** the Seller will (i) give to the Buyer notice of the date scheduled for acceptance tests for such Aircraft and (ii) confirm to the Buyer that the anticipated delivery date ***.

UNQUOTE

3.    DELIVERY SCHEDULE

3.1 In addition to the Seller's obligations set forth in Paragraph 3 of Letter Agreement No. 2 to the Agreement and in Paragraph 3 of Letter Agreement No. 3 to the Agreement, the Buyer and the Seller hereby agree ***.

3.2 The Buyer and the Seller hereby agree to replace Subparagraph 3.1 of Letter Agreement No.2 to the Agreement with the following paragraph.

QUOTE

      ***

UNQUOTE

3.3 The Buyer and the Seller hereby agree to amend the first paragraph of Paragraph 2 of Letter Agreement No. 3 to the Agreement by replacing such first paragraph with the following quoted text.

QUOTE

      ***

UNQUOTE

4.    PERFORMANCE GUARANTEES

      The Buyer and the Seller hereby agree to amend Subparagraphs 2.2, 2.2.1, 2.2.3 and 2.2.7 of Letter Agreements Nos. 8A, 8B and 8C by replacing the "Original Text" with the "New Text" listed in the table below. For ease of reference, these changes have been incorporated into amended versions of Letter Agreements Nos. 8A, 8B and 8C attached to this Amendment as Exhibits 1, 2 and 3 entitled "Amended Letter Agreement No. 8A," "Amended Letter Agreement No. 8B" and "Amended Letter Agreement No. 8C." Exhibits 1, 2 and 3 hereby supersede and replace Letter Agreements Nos. 8A, 8B and 8C attached to the Agreement

SUBPARAGRAPH              ORIGINAL TEXT                        NEW TEXT
                   -----------------------------     --------------------------------
                    A319       A320        A321       A319        A320       A321
=====================================================================================
2.2                 ***        ***         ***        ***         ***        ***

2.2.1              17 feet    17 feet     17 feet    151 feet    151 feet    151 feet

2.2.3              445 lb     500 lb      670 lb     380 lb      410 lb      570 lb

2.2.7              7,140 lb   7,500 lb    8, 760 lb  6,630 lb    6,930 lb    7,940 lb

5.    EFFECT OF THE AMENDMENT

      The Agreement will be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. The Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

      Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions which are inconsistent, the specific provisions contained in this Amendment will govern.

6.    ASSIGNMENT

      This Amendment and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Amendment.



      If the foregoing correctly sets forth our understanding, please indicate your acceptance by signing in the space provided below.

                                          Very truly yours,

                                          AVSA, S.A.R.L.


                                          By: /s/ Michele Lascaux

                                          Its:  Director Contracts

                                          Date: November 24, 1998


Accepted and Agreed

US Airways Group, Inc.



By: /s/ Thomas A. Fink

Its:  Treasurer

Date: November 24, 1998



A319-112
CFM 56-5B-6 ENGINES

                                                                     EXHIBIT 1


                      AMENDED LETTER AGREEMENT NO. 8A


                                                           As of June 10, 1998


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:   A319-112 PERFORMANCE GUARANTEES

Ladies and Gentlemen:

      US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of October 31, 1997 (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended Letter Agreement No. 8A (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

      The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following performance and weight guarantees (the "Guarantees") from the Manufacturer, in its capacity as "Seller" with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of the Manufacturer's obligations and assigns to the Buyer and the Buyer hereby accepts, as to each A319 Aircraft delivered to the Buyer under the Agreement, all of the rights and obligations of the Seller with respect to such A319 Aircraft in the Seller's capacity as "Buyer" as aforesaid under the said Guarantees and the Seller subrogates the Buyer into all such rights and obligations in respect of such A319 Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

      Capitalized terms used in the following quoted provisions and not otherwise defined herein will have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller (as defined in the Agreement).

QUOTE

         PREAMBLE

         The guarantees defined below (the "Guarantees") are applicable to the A319 Aircraft as described in the Technical Specification
         J.000.02000 Issue 3 dated 29 March 1995 amended by Specification Change Notices for:

         i)  the fitting CFM International CFM 56-5B-6 propulsion systems

         ii) the increase in the Maximum Take-Off Weight to 166,450 lb
             (75,500 kg)

         without taking into account any further changes thereto as provided in the Agreement.

         Notwithstanding the foregoing the Seller reserves the right to increase the Design Weights above the weights shown in the Specification in order to satisfy the Guarantees.

1        GUARANTEED PERFORMANCE

1.1      Take-off

1.1.1 FAR take-off field length at an A319 Aircraft gross weight of 166,450 lb (75,500 kg) at the start of ground run at sea level pressure altitude at a temperature of 84(degree)F will be not more than a guaranteed value of 8,980 feet.

1.1.2 When operated under the following conditions (representative of PHX 08R):

         Pressure altitude                     : 1,133 ft
         Ambient temperature                   : 100(degree)F
         Take-off run available ("TOR")        : 10,300 feet
         Take-off distance available           : 10,300 feet
         Accelerate-stop distance available    : 10,300 feet
         Slope                                 : 0.20% uphill
         Wind                                  : Zero
         Obstacles (height and distance        : 15 feet/1,438 feet
                    from end of TOR)           : 418 feet/17,285 feet

         the maximum permissible weight at the start of ground run will be not less than a guaranteed value of 158,250 lb.

1.1.3 When operated under the following conditions (representative of DEN 09):

         Pressure altitude                     : 5,431 ft
         Ambient temperature                   : 84(degree)F
         Take-off run available ("TOR")        : 12,000 feet
         Take-off distance available           : 12,000 feet
         Accelerate-stop distance available    : 12,000 feet
         Slope                                 : 0.01% uphill
         Wind                                  : Zero
         Obstacles                             : None

         the maximum permissible weight at the start of ground run will be not less than a guaranteed value of 158,700 lb.

1.2      Second Segment

         The A319 Aircraft will meet FAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Subparagraph 1.1.

1.3      Initial Cruise Altitude

         At an A319 Aircraft gross weight of 145,000 lb in ISA+10(degree)C conditions the pressure altitude for :

         1) Level flight at a true Mach number of 0.78 using a thrust not exceeding maximum cruise thrust

         2) A rate of climb of not less than 300 ft/min at a true Mach number of 0.78 using a thrust not exceeding maximum climb thrust

         3) A buffet maneuver margin of not less than 0.3g at a true Mach number of 0.78 will be not less than a guaranteed value of 37,000 ft.

1.4      Speed

         Level flight speed at an A319 Aircraft gross weight of 145,000 lb at a pressure altitude of 35,000 ft in ISA+10(degree)C conditions using a thrust not exceeding maximum cruise thrust will be not less than a guaranteed true Mach number of 0.805.

1.5      Specific Range

1.5.1 The nautical miles per pound of fuel at an A319 Aircraft gross weight of 145,000 lb at a pressure altitude of 35,000 ft in ISA+10(degree)C conditions at a true Mach number of 0.78 will be not less than a guaranteed value of 0.0833 nm/lb.

1.5.2 The nautical miles per pound of fuel at an A319 Aircraft gross weight of 140,000 lb at a pressure altitude of 37,000 ft in ISA+10(degree)C conditions at a true Mach number of 0.78 will be not less than a guaranteed value of 0.0867 nm/lb.

1.6      En-route One Engine Inoperative

         The A319 Aircraft will meet FAR regulations minimum en-route climb one engine inoperative and the other operating at the maximum continuous thrust with anti-icing off at an A319 Aircraft gross weight of 145,000 lb in the cruise configuration in ISA+10(degree)C conditions at a guaranteed pressure altitude of not less than 16,000 ft.

1.7      Landing Field Length

1.7.1 FAR certified wet landing field length at an A319 Aircraft gross weight of 134,480 lb (61,000 kg) at sea level pressure altitude will be not greater than 5,720 feet.

1.7.2 FAR certified wet landing field length at an A319 Aircraft gross weight of 134,480 lb (61,000 kg) at a pressure altitude of 5,431 ft will be not greater than 6,500 feet.

2        MISSION GUARANTEES

2.1 The A319 Aircraft will be capable of carrying a guaranteed payload of not less than *** lb over a still air stage distance of 2,610 nautical miles (representative of PHL to SFO with a 65 knot headwind) when operated under the conditions defined below:

2.1.1 The departure airport conditions (representative of PHL 09R) are as follows:

         Pressure altitude                     : 21 ft
         Ambient temperature                   : 84(degree)F
         Take-off run available ("TOR")        : 10,499 feet
         Take-off distance available           : 10,499 feet
         Accelerate-stop distance available    : 10,499 feet
         Slope                                 : 0.10% downhill
         Wind                                  : Zero
         Obstacles (height and distance        : 17 feet/1,090 feet
                    from end of TOR            : 57 feet/4,306 feet
                                               : 178 feet/9,500 feet

         The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 11 feet.

2.1.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.1.3 An allowance of 505 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport at 84(degree)F with acceleration to climb speed.

2.1.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.1.5 An allowance of 190 lb of fuel is included for approach and land at the destination airport.

2.1.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.1.4 above.

2.1.7 At the end of approach and land 7,110 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

         1) Missed approach

         2) Diversion consisting of climb and cruise in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport.

         3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degree)C conditions.

2.2 The A319 Aircraft will be capable of carrying a guaranteed payload of not less than *** lb over a still air stage distance of 1,545 nautical miles (representative of STT to PHL with a 37 knot headwind) when operated under the conditions defined below:

2.2.1 The departure airport conditions (representative of STT 10) are as follows:

         Pressure altitude                     : 24 ft
         Ambient temperature                   : 84(degree)F
         Take-off run available ("TOR")        : 7,000 feet
         Take-off distance available           : 7,000 feet
         Accelerate-stop distance available    : 7,000 feet
         Slope                                 : 0.20% downhill
         Wind                                  : Zero
         Obstacle (height and distan           : 151 feet/2,083 feet
                   from end of TOR)

         The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 21 feet.

2.2.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.2.3 An allowance of 380 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport at 84(degree)F with acceleration to climb speed.

2.2.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.2.5 An allowance of 200 lb of fuel is included for approach and land at the destination airport.

2.2.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.2.4 above.

2.2.7 At the end of approach and land 6,630 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

         1) Missed approach

         2) Diversion consisting of climb and cruise in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport.

         3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degree)C conditions.

2.3 In carrying a fixed payload of 26,760 lb over a still air stage distance of 2,000 nautical miles when operated under the conditions defined below the Block Fuel will be not more than a guaranteed value of *** lb.

2.3.1 The departure airport conditions are such as to allow the required take-off weight to be used without restriction.

         The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.3.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.3.3 An allowance of 430 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed at a temperature of 84(degree)F.

2.3.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.3.5 An allowance of 200 lb of fuel is included for approach and landing at the destination airport.

2.3.6 An allowance of 70 lb of fuel is included for taxi at the destination airport.

2.3.7 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.3.4 above.

         Block Fuel is defined as the fuel burnt during taxi, take-off, climb, cruise, descent and approach and landing as described in Subparagraphs 2.3.2 to 2.3.6 inclusive.

2.3.8 At the end of approach and landing 6,890 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

         1) Missed approach

         2) Diversion consisting of climb and cruise in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.

         3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degree)C conditions.

2.4 The A319 Aircraft will be capable of carrying a fixed payload of 31,960 lb over a guaranteed still air stage distance of not less than *** nautical miles when operated under the conditions defined below:

2.4.1 The departure airport conditions are such as to allow the required take-off weight to be used without restriction.

         The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.4.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.4.3 An allowance of 490 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed in ISA+10(degree)C conditions.

2.4.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.4.5 An allowance of 200 lb of fuel is included for approach and landing at the destination airport.

2.4.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.4.4 above.

2.4.7 At the end of approach and landing 7,080 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

         1) Missed approach

         2) Diversion consisting of climb and cruise in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.

         3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degree)C conditions.

2.5 The A319 Aircraft will be capable of carrying a fixed payload of 26,760 lb over a guaranteed still air stage distance of not less than *** nautical miles when operated under the conditions defined below:

2.5.1 The departure airport conditions are such as to allow the required take-off weight to be used without restriction.

         The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.5.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.5.3 An allowance of 470 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed in ISA+10(degree)C conditions.

2.5.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.5.5 An allowance of 200 lb of fuel is included for approach and landing at the destination airport.

2.5.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.5.4 above.

2.5.7 At the end of approach and landing 6,890 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

         1) Missed approach

         2) Diversion consisting of climb and cruise in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.

         3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degree)C conditions.

2.6 The mission payload guarantee defined in Subparagraph 2.1 and the mission fuel burn guarantee defined in Subparagraph 2.3 and the mission ranges defined in Subparagraphs 2.4 and 2.5 are based on the Buyer's Manufacturer's Weight Empty as defined in Subparagraph
         3.3 below plus a fixed allowance of 10,730 lb for Customer Changes and Operators Items.

         The mission payload guarantee defined in Subparagraph 2.2 is based on the Buyer's Manufacturer's Weight Empty as defined in Subparagraph 3.3 below plus a fixed allowance of 12,230 lb for Customer Changes and Operators Items.

3        MANUFACTURER'S WEIGHT EMPTY AND USABLE LOAD

3.1      The Seller guarantees a Buyer's Manufacturer's Weight Empty of ***.

3.2 The Seller guarantees that the difference between the Buyer's Manufacturer's Weight Empty and the Maximum Zero Fuel Weight will be not less than ***.

3.3 For the purposes of this Paragraph 3 and of Subparagraph 2.6 above the Buyer's Manufacturer's Weight Empty is the Manufacturer's Weight Empty defined in Section 13-10.00.00 of the Specification amended by the Specification Changes defined in the Preamble to this Letter Agreement and is subject to adjustment as defined in Subparagraph 7.2.

         For information only an analysis of the Buyer's Manufacturer's Weight Empty, Customer Changes, Operators Items and Operating Weight Empty is shown in Appendix A to this Letter Agreement.

4        NOISE

4.1      External

4.1.1 The Seller guarantees that the A319 Aircraft will be certified in accordance with FAR Part 36 Noise Standards, issue 1988, including Amendment 36-15, Stage 3. The applicable noise limits are as defined in paragraphs 36.201 and c36.5 (3).

4.1.2    ***

4.1.3    ***

4.2      Internal

4.2.1    Cockpit noise

         At a pressure altitude of 35,000 ft and a Mach number of M=0.78 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level (SPL) will not exceed *** and the Speech
         Interference Level (SIL) will not exceed ***.

4.2.2    Cabin noise

         At a pressure altitude of 35,000 ft and a Mach number of M=0.78 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) will be as follows:

         - the A-Weighted SPL will not exceed *** over the whole seating area.

         - the SIL will not exceed *** along the front 40% of the passenger compartment and will not exceed *** along the remaining 60% of the passenger compartment length.

4.2.3 On the ground and under the conditions defined in Subparagraph 5.9 below the noise levels in the passenger compartment with passenger doors open or closed the A-weighted Sound Pressure Level ("SPL") will not exceed *** and the Speech Interference Level ("SIL") will not exceed ***.

5        GUARANTEE CONDITIONS

5.1 The performance and noise certification requirements for the A319 Aircraft, except where otherwise noted, will be as stated in
         Section 02 of the Specification.

5.2 For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

         When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

5.3 The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21-30.32 of the Specification and an average ventilation rate not less than the amount defined in the Specification but no air will be bled from the engines for anti-icing.

5.4 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-
         30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 6.3 below may be such as to optimize the A319 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

5.5 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

5.6 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb/US gallon and a lower heating value of 18,590 BTU/lb.

5.7 Speech interference level (SIL) is defined as the arithmetic average of the sound pressure levels in the 1,000, 2,000, and 4,000 Hz octave bands. A-weighted sound level (dBA) is as defined in the American National Standard Specification ANSI.4-1971. ***

5.8      The sound levels guaranteed in Subparagraph 4.2

         i) will be measured at the positions defined in Section 03-83.10 of the Specification

         ii) refer to an A319 Aircraft with standard acoustic insulation and an interior completely furnished. The effect on noise of Buyer Furnished Equipment other than passenger seats will be the responsibility of the Buyer.

5.9      For the purposes of the sound levels guaranteed in Subparagraph
         4.2.3 the APU and air conditioning system will be operating. Sound level measurements may be made at the prevailing ambient temperature with the air conditioning packs controlled to approximate air conditioning machinery rotational speed appropriate to an ambient temperature of 25(degree)C.

6        GUARANTEE COMPLIANCE

6.1 Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2 Compliance with the take-off, second segment, en-route one engine inoperative, landing and certified noise elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3 Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying Airworthiness Authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, as agreed between the Buyer and the Seller) A319 aircraft of the same aerodynamic configuration as those A319 Aircraft purchased by the Buyer.

6.4 Compliance with the Manufacturer's Weight Empty and Usable Load guarantees defined in Paragraph 3 will be demonstrated with reference to a weight compliance report.

6.5 Compliance with the mission guarantees defined in Paragraph 2 will be demonstrated with reference to the weight compliance report described in Subparagraph 6.4.

6.6      Compliance with the guarantees defined in Subparagraphs 4.1.2 and
         4.1.3 will be based on data collected for noise certification purposes. ***

6.7 Compliance with the noise guarantees defined in Subparagraph 4.2 will be demonstrated with reference to noise surveys conducted on one (or more, at the Seller's discretion) A319 aircraft of an acoustically similar standard as the A319 Aircraft.

6.8 Data derived from tests and noise surveys will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.9 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

6.10 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the A319 Aircraft.

7        ADJUSTMENT OF GUARANTEES

7.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the A319 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

7.2 The Guarantees apply to the A319 Aircraft as described in the Preamble to this Letter Agreement and may be adjusted in the event of:

         a) Any further configuration change which is the subject of a SCN

         b) Variation in actual weights of items defined in Section 13-10 of the Specification

         c) Changes required to obtain certification which cause changes to the performance or weight of the A319 Aircraft

8        EXCLUSIVE GUARANTEES

         The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

9        UNDERTAKING; REMEDIES

         ***

         If a deficiency is shown to exist the Seller may develop and install a fix to correct such deficiency. The delay period to correct such deficiency will not exceed *** of the affected A319 Aircraft.

         If such a deficiency is not corrected as set forth in the immediately preceding paragraph the Seller will, *** in respect of such deficient A319 Aircraft pay to the Buyer by way of liquidated damages on the anniversary date of the delivery the following amounts:

         i) *** per pound deficient resulting from the average of the deviations from the guaranteed payloads and/or

         ii) *** per pound deficient of guaranteed Manufacturer's Weight Empty and/or

         iii) *** per one percent deficiency resulting from the average of the deviations from the guaranteed Specific Ranges defined in Subparagraph 1.5 and the guaranteed Fuel Burn defined in Subparagraph 2.2 (parts of a percentage to be prorated).

         Damages will be computed on the basis of the figures defined in
         (i) and (ii) above and will be paid ***.

         The Seller's maximum liability in respect of all deficiencies in performance of any A319 Aircraft will be limited to the payment of liquidated damages *** for each A319 Aircraft whichever occurs first. Payment of liquidated damages as aforesaid will be deemed to settle any and all claims and remedies of the Buyer against the Seller in respect of performance deficiencies.

UNQUOTE

         In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that, except as otherwise expressly provided in Paragraph 8 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing performance guarantees.

         ASSIGNMENT

         This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.



If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                                    Very truly yours,

                                    AVSA, S.A.R.L.


                                    By: /s/ Michele Lascaux
                                       --------------------------

                                    Its:  Director Contracts

                                    Date: November 24, 1998


Accepted and Agreed

US Airways Group, Inc.



By: /s/ Thomas A. Fink
   ------------------------
Its:  Treasurer

Date: November 24, 1998



1     Manufacturer's Weight Empty and Operating Weight Empty

      At the time of this Agreement the Buyer's Manufacturer's Weight Empty and the Operating Weight Empty for the purposes of Subparagraphs 2.6 and Paragraph 3 of this Letter Agreement are defined as follows:

      Manufacturer's Weight Empty as defined in the Specification
      Reference J 000.02000 Issue 3                               : 79,642 lb

      Specification Change for the fitting of CFM56-5B6 engines   :    611 lb

      Specification Change for the increase in Design Weights     :      0 lb
                                                                    ---------
                                    ---

      Buyer's Manufacturer's Weight Empty according to the
      Preamble of this Letter Agreement and for the purposes
      of Subparagraph 2.6 and Paragraph 3 of this Letter
      Agreement                                                   :    *** lb

      Specification changes as defined in Subparagraph 2.1 of
      this Appendix A (including USAir livery)                    :  1,165 lb

      Operators Items as defined in Subparagraph 2.2.1 of
      this Appendix A                                             :  9,566 lb
                                                                   ----------
                                    ---

      Operating Weight Empty of  the A319 Aircraft for the
      purposes of Subparagraphs 2.1 and 2.3 to 2.5 inclusive of
      this Letter Ag                                              : 90,984 lb

      Operators items as defined in Subparagraph 2.2.2 of
      this Appendix A                                             : 11,066 lb
                                    ---

      Operating Weight Empty of the A319 Aircraft for the
      purposes of Subparagraphs 2.2 of this Letter Agreement      : 92,484 lb


*Note As of the date hereof the Operating Weight Empty has not been completely defined. The payloads, fuel burn and ranges guaranteed in Paragraph 2 are based on the estimated Operating Weight Empty as shown above.

2     Specification Changes and Operators Items

2.1   Weight of Specification Changes

      As of the date of this draft the complete list of USAir Specification Changes is unknown.

      It is estimated that the weight of such Specification
      Changes is                                                  : 1,105 lb
      USAir livery                                                :    60 lb

2.2   Weights of Operators Items

      Oil for engines and APU                                     :   117 lb
      Unusable fuel                                               :   143 lb
      Water for galleys and toilets                               :   441 lb
      Waste tank pre-charge                                       :    29 lb
      A319 Aircraft documents and tool kits                       :    42 lb
      Passenger seats and life jackets                            : 3,504 lb
      Phone equipment                                             :   170 lb
      Galley structure and fixed equipment                        : 1,225 lb
      Chillers                                                    :   195 lb
      Catering and service equipment                              : 1,938 lb
      Cabin supplies                                              :   180 lb
      Emergency equipment                                         :   542 lb
      Crew and bags                                               : 1,040 lb
                                                                   ---------

2.2.1  Total Operators Items for the purposes of Subparagraphs
       and 2.3 to 2.5 inclusive of this Letter Agreement          : 9,566 lb

       Additional items for over water operation                  : 1,500 lb
                                                                   ---------

2.2.2  Total Operators Items for the purposes of
       Subparagraph 2.2 of this Letter Agreement                  :11,066 lb



A320-214                                                             EXHIBIT 2
CFM 56-5B-4 ENGINES

                      AMENDED LETTER AGREEMENT NO. 8B


                                                           As of June 10, 1998

US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:   A320-214 PERFORMANCE GUARANTEES

Ladies and Gentlemen:

      US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of October 31, 1997 (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended Letter Agreement No. 8B (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

      The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following performance and weight guarantees (the "Guarantees") from the Manufacturer, in its capacity as "Seller" with respect to the A320 Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of the Manufacturer's obligations and assigns to the Buyer and the Buyer hereby accepts, as to each A320 Aircraft delivered to the Buyer under the Agreement, all of the rights and obligations of the Seller with respect to such A320 Aircraft in the Seller's capacity as "Buyer" as aforesaid under the said Guarantees and the Seller subrogates the Buyer into all such rights and obligations in respect of such A320 Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

      Capitalized terms used in the following quoted provisions and not otherwise defined herein will have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller (as defined in the Agreement).

QUOTE

         PREAMBLE

         The guarantees defined below (the "Guarantees") are applicable to the A320 Aircraft as described in the Technical Specification
         D.000.02000 Issue 4 dated 30 March 1995 amended by Specification Change Notices for:

         i) the fitting CFM International CFM 56-5B-4 (with Enhanced Take-Off rating) propulsion systems

         ii)  the increase in the Maximum Take-Off Weight to 169,750 lb
              (77,000 kg)

         without taking into account any further changes thereto as provided in the Agreement.

         Notwithstanding the foregoing the Seller reserves the right to increase the Design Weights above the weights shown in the Specification in order to satisfy the Guarantees.

1        GUARANTEED PERFORMANCE

1.1      Take-off

1.1.1 FAR take-off field length at an A320 Aircraft gross weight of 169,750 lb (77,000 kg) at the start of ground run at sea level pressure altitude at a temperature of 84(degree)F will be not more than a guaranteed value of 7,420 feet.

1.1.2 When operated under the following conditions (representative of PHX 08R):

         Pressure altitude                         : 1,133 ft
         Ambient temperature                       : 100(degree)F
         Take-off run available ("TOR")            : 10,300 feet
         Take-off distance available               : 10,300 feet
         Accelerate-stop distance available        : 10,300 feet
         Slope                                     : 0.20% uphill
         Wind                                      : Zero
         Obstacles (height and distance            : 15 feet/1,438 feet
                    from end of TOR)               : 418 feet/17,285 feet

         the maximum permissible weight at the start of ground run will be not less than a guaranteed value of 166,850 lb.

1.1.3 When operated under the following conditions (representative of DEN 09):

         Pressure altitude                         : 5,431 ft
         Ambient temperature                       : 84(degree)F
         Take-off run available ("TOR")            : 12,000 feet
         Take-off distance available               : 12,000 feet
         Accelerate-stop distance available        : 12,000 feet
         Slope                                     : 0.01% uphill
         Wind                                      : Zero
         Obstacles                                 : None

         the maximum permissible weight at the start of ground run will be not less than a guaranteed value of 165,900 lb.

1.2      Second Segment

         The A320 Aircraft will meet FAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Subparagraph 1.1.

1.3      Initial Cruise Altitude

         At an A320 Aircraft gross weight of 160,000 lb in ISA+10(degree)C conditions the pressure altitude for:

         1) Level flight at a true Mach number of 0.78 using a thrust not exceeding maximum cruise thrust

         2) A rate of climb of not less than 300 ft/min at a true Mach number of 0.78 using a thrust not exceeding maximum climb thrust

         3) A buffet maneuver margin of not less than 0.3g at a true Mach number of 0.78 will be not less than a guaranteed value of 35,000 ft.

1.4      Speed

         Level flight speed at an A320 Aircraft gross weight of 160,000 lb at a pressure altitude of 35,000 at in ISA+10(degree)C conditions using a thrust not exceeding maximum cruise thrust will be not less than a guaranteed true Mach number of 0.790.

1.5      Specific Range

1.5.1 The nautical miles per pound of fuel at an A320 Aircraft gross weight of 155,000 lb at a pressure altitude of 35,000 ft in ISA+10(degree)C conditions at a true Mach number of 0.78 will be not less than a guaranteed value of 0.0783 nm/lb.

1.5.2 The nautical miles per pound of fuel at an A320 Aircraft gross weight of 145,000 lb at a pressure altitude of 37,000 ft in ISA+10(degree)C conditions at a true Mach number of 0.78 will be not less than a guaranteed value of 0.0839 nm/lb.

1.6      En-route One Engine Inoperative

         The A320 Aircraft will meet FAR regulations minimum en-route climb one engine inoperative and the other operating at the maximum continuous thrust with anti-icing off at an A320 Aircraft gross weight of 155,000 lb in the cruise configuration in ISA+10(degree)C conditions at a guaranteed pressure altitude of not less than 14,500 ft.

1.7      Landing Field Length

1.7.1 FAR certified wet landing field length at an A320 Aircraft gross weight of 142,200 lb (64,500 kg) at sea level pressure altitude will be not greater than 6,040 feet.

1.7.2 FAR certified wet landing field length at an A320 Aircraft gross weight of 142,200 lb (64,500 kg) at a pressure altitude of 5,431 ft will be not greater than 6,800 feet.

2        MISSION GUARANTEES

2.1 The A320 Aircraft will be capable of carrying a guaranteed payload of not less than *** over a still air stage distance of 2,610 nautical miles (representative of PHL to SFO with a 65 knot headwind) when operated under the conditions defined below:

2.1.1 The departure airport conditions (representative of PHL 09R) are as follows:

         Pressure altitude                       : 21 ft
         Ambient temperature                     : 84(degree)F
         Take-off run available ("TOR")          : 10,499 feet
         Take-off distance available             : 10,499 feet
         Accelerate-stop distance available      : 10,499 feet
         Slope                                   : 0.10% downhill
         Wind                                    : Zero
         Obstacles (height and distance          : 17 feet/1,090 feet
                    from end of TOR)             : 57 feet/4,306 feet
                                                 : 178 feet/9,500 feet

         The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 11 feet.

2.1.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.1.3 An allowance of 520 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport at 84(degree)F with acceleration to climb speed.

2.1.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.1.5 An allowance of 180 lb of fuel is included for approach and land at the destination airport.

2.1.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.1.4 above.

2.1.7 At the end of approach and land 7,210 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

         1) Missed approach

         2) Diversion consisting of climb and cruise in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport.

         3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degree)C conditions.

2.2 The A320 Aircraft will be capable of carrying a guaranteed payload of not less than *** lb over a still air stage distance of 1,545 nautical miles (representative of STT to PHL with a 37 knot headwind) when operated under the conditions defined below:

2.2.1 The departure airport conditions (representative of STT 10) are as follows:

         Pressure altitude                      : 24 ft
         Ambient temperature                    : 84(degree)F
         Take-off run available ("TOR")         : 7,000 feet
         Take-off distance available            : 7,000 feet
         Accelerate-stop distance available     : 7,000 feet
         Slope                                  : 0.20% downhill
         Wind                                   : Zero
         Obstacle (height and distance          : 151 feet/2,083 feet
                   from end of TOR)

         The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 21 feet.

2.2.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.2.3 An allowance of 410 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport at 84(degree)F with acceleration to climb speed.

2.2.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at a pressure altitude of 35,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.2.5 An allowance of 190 lb of fuel is included for approach and land at the destination airport.

2.2.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.2.4 above.

2.2.7 At the end of approach and land 6,930 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

         1) Missed approach

         2) Diversion consisting of climb and cruise in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport.

         3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degree)C conditions.

2.3 In carrying a fixed payload of 31,665 lb over a still air stage distance of 2,000 nautical miles when operated under the conditions defined below the Block Fuel will be not more than a guaranteed value of ***.

2.3.1 The departure airport conditions are such as to allow the required take-off weight to be used without restriction.

         The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.3.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.3.3 An allowance of 470 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed at a temperature of 84(degree)F.

2.3.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at a pressure altitude of 35,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.3.5 An allowance of 190 lb of fuel is included for approach and landing at the destination airport.

2.3.6 An allowance of 70 lb of fuel is included for taxi at the destination airport.

2.3.7 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.3.4 above.

         Block Fuel is defined as the fuel burnt during taxi, take-off, climb, cruise, descent and approach and landing as described in Subparagraphs 2.3.2 to 2.3.6 inclusive.

2.3.8 At the end of approach and landing 7,190 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

         1) Missed approach

         2) Diversion consisting of climb and cruise in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude.

         3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degree)C conditions.

2.4 The A320 Aircraft will be capable of carrying a fixed payload of 38,700 lb over a guaranteed still air stage distance of not less than *** when operated under the conditions defined below:

2.4.1 The departure airport conditions are such as to allow the required take-off weight to be used without restriction.

         The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.4.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.4.3 An allowance of 510 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed in ISA+10(degree)C conditions.

2.4.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at a pressure altitudes of 35,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.4.5 An allowance of 190 lb of fuel is included for approach and landing at the destination airport.

2.4.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.4.4 above.

2.4.7 At the end of approach and landing 7,490 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

         1) Missed approach

         2) Diversion consisting of climb and cruise in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.

         3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degree)C conditions.

2.5 The A320 Aircraft will be capable of carrying a fixed payload of 31,665 lb over a guaranteed still air stage distance of not less than *** when operated under the conditions defined below:

2.5.1 The departure airport conditions are such as to allow the required take-off weight to be used without restriction.

         The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.5.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.5.3 An allowance of 500 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed in ISA+10(degree)C conditions.

2.5.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at a pressure altitude of 35,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.5.5 An allowance of 190 lb of fuel is included for approach and landing at the destination airport.

2.5.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.5.4 above.

2.5.7 At the end of approach and landing 7,190 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

         1) Missed approach

         2) Diversion consisting of climb and cruise in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.

         3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degree)C conditions.

2.6 The mission payload guarantee defined in Subparagraph 2.1 and the mission fuel burn guarantee defined in Subparagraph 2.3 and the mission range guarantees defined in Subparagraphs 2.4 and 2.5 are based on the Buyer's Manufacturer's Weight Empty as defined in Subparagraph 3.3 below plus a fixed allowance of 11,970 lb for Customer Changes and Operators Items.

         The mission payload guarantee defined in Subparagraph 2.2 is based on the Buyer's Manufacturer's Weight Empty as defined in Subparagraph 3.3 below plus a fixed allowance of 13,470 lb for Customer Changes and Operators Items.

3        MANUFACTURER'S WEIGHT EMPTY AND USABLE LOAD

3.1      The Seller guarantees a Buyer's Manufacturer's Weight Empty of ***.

3.2 The Seller guarantees that the difference between the Buyer's Manufacturer's Weight Empty and the Maximum Zero Fuel Weight will be not less than ***.

3.3 For the purposes of this Paragraph 3 and of Subparagraph 2.6 above the Buyer's Manufacturer's Weight Empty is the Manufacturer's Weight Empty defined in Section 13-10.00.00 of the Specification amended by the Specification Changes defined in the Preamble to this Letter Agreement and is subject to adjustment as defined in Subparagraph 7.2.

         For information only an analysis of the Buyer's Manufacturer's Weight Empty, Customer Changes, Operators Items and Operating Weight Empty is shown in Appendix A to this Letter Agreement.

4        NOISE

4.1      External

4.1.1 The Seller guarantees that the A320 Aircraft will be certified in accordance with FAR Part 36 Noise Standards, issue 1978, including Amendment 36-15, Stage 3. The applicable noise limits are as defined in paragraphs 36.201 and c36.5 (3).

4.1.2    ***

4.1.3    ***

4.2      Internal

4.2.1    Cockpit noise

         At a pressure altitude of 35,000 ft and a Mach number of M=0.78 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level (SPL) will not exceed *** and the Speech
         Interference Level (SIL) will not exceed ***.

4.2.2    Cabin noise

         At a pressure altitude of 35,000 ft and a Mach number of M=0.78 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) will be as follows:

         - the A-Weighted SPL will not exceed *** over the whole seating area.

         - the SIL will not exceed *** along the front 40% of the passenger compartment and will not exceed *** along the remaining 60% of the passenger compartment length.

4.2.3 On the ground and under the conditions defined in Subparagraph 5.9 below the noise levels in the passenger compartment with passenger doors open or closed the A-weighted Sound Pressure Level ("SPL") will not exceed *** and the Speech Interference Level ("SIL") will not exceed ***.

5        GUARANTEE CONDITIONS

5.1 The performance and noise certification requirements for the A320 Aircraft, except where otherwise noted, will be as stated in
         Section 02 of the Specification.

5.2 For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

5.2.1 When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

5.3 The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21-30.32 of the Specification and an average ventilation rate not less than the amount defined in the Specification but no air will be bled from the engines for anti-icing.

5.4 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-
         30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 6.3 below may be such as to optimize the A320 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

5.5 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

5.6 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb/US gallon and a lower heating value of 18,590 BTU/lb.

5.7 Speech interference level (SIL) is defined as the arithmetic average of the sound pressure levels in the 1,000, 2,000, and 4,000 Hz octave bands. A-weighted sound level (dBA) is as defined in the American National Standard Specification ANSI.4-1971. ***.

5.8      The sound levels guaranteed in Subparagraph 4.2:

         i) will be measured at the positions defined in Section 03-83.10 of the Specification

         ii) refer to an A320 Aircraft with standard acoustic insulation and an interior completely furnished. The effect on noise of Buyer Furnished Equipment other than passenger seats will be the responsibility of the Buyer.

5.9      For the purposes of the sound levels guaranteed in Subparagraph
         4.2.3 the APU and air conditioning system will be operating. Sound level measurements may be made at the prevailing ambient temperature with the air conditioning packs controlled to approximate air conditioning machinery rotational speed appropriate to an ambient temperature of 25(degree)C.

6        GUARANTEE COMPLIANCE

6.1 Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2 Compliance with the take-off, second segment, en-route one engine inoperative, landing and certified noise elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3 Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying Airworthiness Authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, as agreed between the buyer and the Seller) A320 aircraft of the same aerodynamic configuration as those A320 Aircraft purchased by the Buyer.

6.4 Compliance with the Manufacturer's Weight Empty and Usable Load guarantees defined in Paragraph 3 will be demonstrated with reference to a weight compliance report.

6.5 Compliance with the mission guarantees defined in Paragraph 2 will be demonstrated with reference to the weight compliance report described in Subparagraph 6.4.

6.6      Compliance with the guarantees defined in Subparagraphs 4.1.2 and
         4.1.3 will be based on data collected for noise certification purposes. ***

6.7 Compliance with the noise guarantees defined in Subparagraph 4.2 will be demonstrated with reference to noise surveys conducted on one (or more, at the Seller's discretion) A320 aircraft of an acoustically similar standard as the A320 Aircraft.

6.8 Data derived from tests and noise surveys will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.9 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

6.10 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the A320 Aircraft.

7        ADJUSTMENT OF GUARANTEES

7.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the A320 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

7.2 The Guarantees apply to the A320 Aircraft as described in the Preamble to this Letter Agreement and may be adjusted in the event of:

         a) Any further configuration change which is the subject of a SCN

         b) Variation in actual weights of items defined in Section 13-10 of the Specification

         c) Changes required to obtain certification which cause changes to the performance or weight of the A320 Aircraft

8        EXCLUSIVE GUARANTEES

         The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

9        UNDERTAKING; REMEDIES

         ***

         If a deficiency is shown to exist the Seller may develop and install a fix to correct such deficiency. The delay period to correct such deficiency will not exceed *** of the affected A320 Aircraft.

         If such a deficiency is not corrected as set forth in the immediately preceding paragraph the Seller will, *** in respect of such deficient A320 Aircraft pay to the Buyer by way of liquidated damages on the anniversary date of the delivery the following amounts:

         i) The *** per pound deficient resulting from the average of the deviations from the guaranteed payloads and/or

         ii) The *** per pound deficient of guaranteed Manufacturer's Weight Empty and/or

         iii) The *** per one percent deficiency resulting from the average of the deviations from the guaranteed Specific Ranges defined in Subparagraph 1.5 and the guaranteed Fuel Burn defined in Subparagraph 2.2 (parts of a percentage to be prorated).

         Damages will be computed on the basis of the figures defined in
         (i) and (ii) above and will be paid ***.

         The Seller's maximum liability in respect of all deficiencies in performance of any A320 Aircraft will be limited to the payment of liquidated damages *** for each A320 Aircraft whichever occurs first. Payment of liquidated damages as aforesaid will be deemed to settle any and all claims and remedies of the Buyer against the Seller in respect of performance deficiencies.

UNQUOTE

         In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that, except as otherwise expressly provided in Paragraph 8 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing performance guarantees.

         ASSIGNMENT

         This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                                    Very truly yours,

                                    AVSA, S.A.R.L.


                                    By: /s/ Michele Lascaux

                                    Its:  Director Contracts

                                    Date: November 24, 1998


Accepted and Agreed

US Airways Group, Inc.



By: /s/ Thomas A. Fink

Its:  Treasurer

Date: November 24, 1998



A320-214
CFM 56-5B-4 ENGINES                                    APPENDIX A TO EXHIBIT 2
                                                       -----------------------

1        Manufacturer's Weight Empty and Operating Weight Empty

         At the time of this Agreement the Buyer's Manufacturer's Weight Empty and the Operating Weight Empty for the purposes of Subparagraph 2.6 and Paragraph 3 of this Letter Agreement are defined as follows:

         Manufacturer's Weight Empty as defined in the Specification
         Reference D 000.02000 Issue 4                            : 81,966 lb

         Specification Change for the fitting of CFM56-5B4
         engines                                                  :    582 lb

         Specification Change for the increase in Design
         Weights                                                  :    220 lb
                                                                   ----------

         Buyer's Manufacturer's Weight Empty according to the
         Preamble of this Letter Agreement and for the purposes
         of Subparagraph 2.6 and Paragraph 3 of this Letter
         Agreement                                                :   ***

         Specification changes as defined in Subparagraph
         2.1 of this Appendix A (including USAir livery)          :  1,197 lb

         Operators Items as defined in Subparagraph 2.2.1 of
         this Appendix A                                          : 10,776 lb
                                                                   ----------

         Operating Weight Empty of the A320 Aircraft for the
         purposes of Subparagraphs 2.1 and 2.3 to 2.5 inclusive
         of this Letter Agreememnt                                : 94,741 lb

         Operators items as defined in Subparagraph 2.2.2 of
         this Appendix A                                          : 11,276 lb
                                                                   ----------

         Operating Weight Empty of the A320 Aircraft for the
         purposes of Subparagraphs 2.2 of this Letter Agreement   : 96,241 lb


*Note As of the date hereof the Operating Weight Empty has not been completely defined. The payloads, fuel burn and ranges guaranteed in Paragraph 2 are based on the estimated Operating Weight Empty as shown above.

2        Specification Changes and Operators Items

2.1      Weight of Specification Changes

         As of the date of this draft the complete list of USAir
         Specification Changes is unknown.

         It is estimated that the weight of such Specification
         Changes is:                                              :  1,137 lb
         USAir livery                                             :     60 lb

2.2      Weights of Operators Items

         Oil for engines and APU                                  :    117 lb
         Unusable fuel                                            :    143 lb
         Water for galleys and toilets                            :    441 lb
         Waste tank pre-charge                                    :     29 lb
         A320 Aircraft documents and tool kits                    :     42 lb
         Passenger seats and life jackets                         :  4,216 lb
         Phone equipment                                          :    170 lb
         Galley structure and fixed equipment                     :  1,265 lb
         Chillers                                                 :    195 lb
         Catering and service equipment                           :  2,354 lb
         Cabin supplies                                           :    213 lb
         Emergency equipment                                      :    551 lb
         Crew and bags                                            :  1,040 lb
                                                                   ----------

2.2.1    Total Operators Items for the purposes of
         Subparagraphs 2.1 and 2.3 to 2.5 inclusive of this
         Letter Agreement                                         : 10,776 lb

         Additional items for over water operation                :  1,500 lb
                                                                   ----------
2.2.2    Total Operators Items for the purposes of
         Subparagraph 2.2 of this Letter Agreement                : 12,276 lb



A321-211
CFM 56-5B-3 ENGINES
                                                                     EXHIBIT 3

                      AMENDED LETTER AGREEMENT NO. 8C


                                                           As of June 10, 1998


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:      A321-211 PERFORMANCE GUARANTEES

Ladies and Gentlemen:

         US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320/A321 Purchase Agreement dated as of October 31, 1997 (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended Letter Agreement No. 8C (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following performance and weight guarantees (the "Guarantees") from the Manufacturer, in its capacity as "Seller" with respect to the A321 Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby guarantees to the Buyer the performance by the Manufacturer of the Manufacturer's obligations and assigns to the Buyer and the Buyer hereby accepts, as to each A321 Aircraft delivered to the Buyer under the Agreement, all of the rights and obligations of the Seller with respect to such A321 Aircraft in the Seller's capacity as "Buyer" as aforesaid under the said Guarantees and the Seller subrogates the Buyer into all such rights and obligations in respect of such A321 Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer.

         Capitalized terms used in the following quoted provisions and not otherwise defined herein will have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller (as defined in the Agreement).

QUOTE

      PREAMBLE

      The guarantees defined below (the "Guarantees") are applicable to the A321 Aircraft as described in the Technical Specification E.000.02000 Issue 1 dated 30 June 1995 and fitted with CFM International CFM 56-5B-3 propulsion systems without taking into account any further changes thereto as provided in the Agreement.

      Notwithstanding the foregoing the Seller reserves the right to increase the Design Weights above the weights shown in the Specification in order to satisfy the Guarantees.

1       GUARANTEED PERFORMANCE

1.1     Take-off

1.1.1 FAR take-off field length at an A321 Aircraft gross weight of 196,210 lb (89,000 kg) at the start of ground run at sea level pressure altitude at a temperature of 84(degree)F will be not more than a guaranteed value of 8,090 feet.

1.1.2   When operated under the following conditions (representative of PHX
        08R):

        Pressure altitude                               : 1,133 ft
        Ambient temperature                             : 100(degree)F
        Take-off run available ("TOR")                  : 10,300 feet
        Take-off distance available                     : 10,300 feet
        Accelerate-stop distance available              : 10,300 feet
        Slope                                           : 0.20% uphill
        Wind                                            : Zero
        Obstacles (height and distance                  : 15 feet/1,438 feet
                   from end of TOR)                     : 418 feet/17,285 feet

        the maximum permissible weight at the start of ground run will be not less than a guaranteed value of 180,300 lb.

1.1.3   When operated under the following conditions (representative of DEN
        09):

        Pressure altitude                               : 5,431 ft
        Ambient temperature                             : 84(degree)F
        Take-off run available ("TOR")                  : 12,000 feet
        Take-off distance available                     : 12,000 feet
        Accelerate-stop distance available              : 12,000 feet
        Slope                                           : 0.01% uphill
        Wind                                            : Zero
        Obstacles                                       : None

        the maximum permissible weight at the start of ground run will be not less than a guaranteed value of 176,400 lb.

1.2   Second Segment

      The A321 Aircraft will meet FAR 25 regulations for one engine inoperative climb after takeoff, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Subparagraph 1.1.

1.3   Initial Cruise Altitude

      At an A321 Aircraft gross weight of 185,000 lb in ISA+10(degree)C conditions the pressure altitude for:

      1) Level flight at a true Mach number of 0.78 using a thrust not exceeding maximum cruise thrust

      2) A rate of climb of not less than 300 ft/min at a true Mach number of 0.78 using a thrust not exceeding maximum climb thrust

      3) A buffet maneuver margin of not less than 0.3g at a true Mach number of 0.78 will be not less than a guaranteed value of 33,000 ft.

1.4     Speed

        Level flight speed at an A321 Aircraft gross weight of 185,000 lb at a pressure altitude of 33,000 ft in ISA+10(degree)C conditions using a thrust not exceeding maximum cruise thrust will be not less than a guaranteed true Mach number of 0.790.

1.5     Specific Range

1.5.1 The nautical miles per pound of fuel at an A321 Aircraft gross weight of 170,000 lb at a pressure altitude of 35,000 ft in ISA+10(degree)C conditions at a true Mach number of 0.78 will be not less than a guaranteed value of 0.0702 nm/lb.

1.5.2 The nautical miles per pound of fuel at an A321 Aircraft gross weight of 160,000 lb at a pressure altitude of 37,000 ft in ISA+10(degree)C conditions at a true Mach number of 0.78 will be not less than a guaranteed value of 0.0741 nm/lb.

1.6     En-route One Engine Inoperative

        The A321 Aircraft will meet FAR regulations minimum en-route climb one engine inoperative and the other operating at the maximum continuous thrust with anti-icing off at an A321 Aircraft gross weight of 170,000 lb in the cruise configuration in ISA+10(degree)C conditions at a guaranteed pressure altitude of not less than 15,000 ft.

1.7     Landing Field Length

1.7.1 FAR certified wet landing field length at an A321 Aircraft gross weight of 166,450 lb (75,500 kg) at sea level pressure altitude will be not greater than 6,270 feet.

1.7.2 FAR certified wet landing field length at an A321 Aircraft gross weight of 166,450 lb (75,500 kg) at a pressure altitude of 5,431 ft will be not greater than 7,100 feet.

2       MISSION GUARANTEES

2.1 The A321 Aircraft will be capable of carrying a guaranteed payload of not less than *** over a still air stage distance of *** nautical miles (representative of PHL to SFO with a 65 knot headwind) when operated under the conditions defined below:

2.1.1 The departure airport conditions (representative of PHL 09R) are as follows:

        Pressure altitude                               : 21 ft
        Ambient temperature                             : 84(degree)F
        Take-off run available ("TOR")                  : 10,499 feet
        Take-off distance available                     : 10,499 feet
        Accelerate-stop distance available              : 10,499 feet
        Slope                                           : 0.10% downhill
        Wind                                            : Zero
        Obstacles (height and distance                  : 17 feet/1,090 feet
                   from end of TOR)                     : 57 feet/4,306 feet
                                                        : 178 feet/9,500 feet

        The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 11 feet.

2.1.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.1.3 An allowance of 530 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport at 84(degree)F with acceleration to climb speed.

2.1.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.1.5 An allowance of 230 lb of fuel is included for approach and land at the destination airport.

2.1.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.1.4 above.

2.1.7 At the end of approach and land 7,370 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

        1) Missed approach

        2) Diversion consisting of climb and cruise in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport.

        3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degree)C conditions.

2.2 The A321 Aircraft will be capable of carrying a guaranteed payload of not less than *** over a still air stage distance of *** nautical miles (representative of STT to PHL with a 37 knot headwind) when operated under the conditions defined below:

2.2.1 The departure airport conditions (representative of STT 10) are as follows:

        Pressure altitude                               : 24 ft
        Ambient temperature                             : 84(degree)F
        Take-off run available ("TOR")                  : 7,000 feet
        Take-off distance available                     : 7,000 feet
        Accelerate-stop distance available              : 7,000 feet
        Slope                                           : 0.20% downhill
        Wind                                            : Zero
        Obstacle (height and distance                   : 151 feet/2,083 feet
                  from end of TOR)

        The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is 21 feet.

2.2.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.2.3 An allowance of 570 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport at 84(degree)F with acceleration to climb speed.

2.2.4 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 31,000 ft and 35,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.2.5 An allowance of 270 lb of fuel is included for approach and land at the destination airport.

2.2.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.2.4 above.

2.2.7 At the end of approach and land 7,940 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

        1) Missed approach

        2) Diversion consisting of climb and cruise in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft above the destination airport.

        3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degree)C conditions.

2.3 In carrying a fixed payload of 37,690 lb over a still air stage distance of 2,000 nautical miles when operated under the conditions defined below the Block Fuel will be not more than a guaranteed value of ***.

2.3.1 The departure airport conditions are such as to allow the required take-off weight to be used without restriction.

        The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.3.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.3.3 An allowance of 630 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed at a temperature of 84(degree)F.

2.3.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at a pressure altitude of 35,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.3.5 An allowance of 260 lb of fuel is included for approach and landing at the destination airport.

2.3.6 An allowance of 70 lb of fuel is included for taxi at the destination airport.

2.3.7 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.3.4 above.

        Block Fuel is defined as the fuel burnt during taxi, take-off, climb, cruise, descent and approach and landing as described in Subparagraphs 2.3.2 to 2.3.6 inclusive.

2.3.8 At the end of approach and landing 8,300 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

        1) Missed approach

        2) Diversion consisting of climb and cruise in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude.

        3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degree)C conditions.

2.4 The A321 Aircraft will be capable of carrying a fixed payload of *** over a guaranteed still air stage distance of not less than *** nautical miles when operated under the conditions defined below:

2.4.1 The departure airport conditions are such as to allow the required take-off weight to be used without restriction.

        The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.4.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.4.3 An allowance of 680 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed in ISA+10(degree)C conditions.

2.4.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 31,000 ft and 35,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.4.5 An allowance of 260 lb of fuel is included for approach and landing at the destination airport.

2.4.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.4.4 above.

2.4.7 At the end of approach and landing 8,790 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

        1) Missed approach

        2) Diversion consisting of climb and cruise in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.

        3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degree)C conditions.

2.5 The A321 Aircraft will be capable of carrying a fixed payload of *** over a guaranteed still air stage distance of not less than *** when operated under the conditions defined below:

2.5.1 The departure airport conditions are such as to allow the required take-off weight to be used without restriction.

        The destination airport conditions are such as to allow the required landing weight to be used without restriction.

2.5.2 An allowance of 220 lb of fuel is included for taxi at the departure airport.

2.5.3 An allowance of 640 lb of fuel is included for take-off and climb to 1,500 ft pressure altitude with acceleration to climb speed in ISA+10(degree)C conditions.

2.5.4 Climb from 1,500 ft pressure altitude up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at a pressure altitude of 35,000 ft and descent to 1,500 ft pressure altitude are conducted in ISA+10(degree)C conditions. Climb and descent speeds below 10,000 ft will be 250 knots CAS.

2.5.5 An allowance of 260 lb of fuel is included for approach and landing at the destination airport.

2.5.6 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.5.4 above.

2.5.7 At the end of approach and landing 8,300 lb of fuel will remain in the tanks. This represents the estimated fuel required for:

        1) Missed approach

        2) Diversion consisting of climb and cruise in ISA+10(degree)C conditions over a still air distance of 150 nautical miles starting at 1,500 ft pressure altitude above the destination airport.

        3) Holding for 45 minutes at 20,000 ft pressure altitude in ISA+10(degree)C conditions.

2.6 The mission payload guarantee defined in Subparagraph 2.1 and the mission fuel burn guarantee defined in Subparagraph 2.3 and the mission range guarantees defined in Subparagraphs 2.3 and 2.4 are based on the Buyer's Manufacturer's Weight Empty as defined in Subparagraph 3.3 below plus a fixed allowance of 14,370 lb for Customer Changes and Operators Items.

        The mission payload guarantee defined in Subparagraph 2.2 is based on the Buyer's Manufacturer's Weight Empty as defined in Subparagraph 3.3 below plus a fixed allowance of 15,870 lb for Customer Changes and Operators Items.

3       MANUFACTURER'S WEIGHT EMPTY AND USABLE LOAD

3.1     The Seller guarantees a Buyer's Manufacturer's Weight Empty of ***.

3.2 The Seller guarantees that the difference between the Buyer's Manufacturer's Weight Empty and the Maximum Zero Fuel Weight will be not less than ***.

3.3 For the purposes of this Paragraph 3 and of Subparagraph 2.6 above the Buyer's Manufacturer's Weight Empty is the Manufacturer's Weight Empty defined in Section 13- 10.00.00 of the Specification and is subject to adjustment as defined in Subparagraph 7.2.

        For information only an analysis of the Buyer's Manufacturer's Weight Empty, Customer Changes, Operators Items and Operating Weight Empty is shown in Appendix A to this Letter Agreement.

4       NOISE

4.1     External

4.1.1 The Seller guarantees that the A321 Aircraft will be certified in accordance with FAR Part 36 Noise Standards, issue 1978, including Amendment 36-15 Stage 3. The applicable noise limits are as defined in paragraphs 36.201 and c36.5 (3).

4.1.2   ***

4.1.3   ***

4.2     Internal

4.2.1   Cockpit noise

        At a pressure altitude of 35,000 ft and a Mach number of M=0.78 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level (SPL) will not exceed *** and the Speech
        Interference Level (SIL) will not exceed ***.

4.2.2   Cabin noise

        At a pressure altitude of 35,000 ft and a Mach number of M=0.78 in still air under ISA conditions, the guaranteed A-Weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) will be as follows:

        - the A-Weighted SPL will not exceed *** over the whole seating area.

        - the SIL will not exceed *** along the front 40% of the passenger compartment and will not exceed *** along the remaining 60% of the passenger compartment length.

4.2.3 On the ground and under the conditions defined in Subparagraph 5.9 below the noise levels in the passenger compartment with passenger doors open or closed the A-weighted Sound Pressure Level ("SPL") will not exceed *** and the Speech Interference Level ("SIL") will not exceed ***.

5     GUARANTEE CONDITIONS

5.1 The performance and noise certification requirements for the A321 Aircraft, except where otherwise noted, will be as stated in
        Section 02 of the Specification.

5.2 For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

        When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

5.3 The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21- 30.32 of the Specification and an average ventilation rate not less than the amount defined in the Specification but no air will be bled from the engines for anti-icing.

5.4 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 6.3 below may be such as to optimize the A321 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

5.5 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

5.6 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb/US gallon and a lower heating value of 18,590 BTU/lb.

5.7 Speech interference level (SIL) is defined as the arithmetic average of the sound pressure levels in the 1,000, 2,000, and 4,000 Hz octave bands. A-weighted sound level (dBA) is as defined in the American National Standard Specification ANSI.4-1971. ***

5.8     The sound levels guaranteed in Subparagraph 4.2:

        i) will be measured at the positions defined in Section 03-83.10 of the Specification

        ii) refer to an A321 Aircraft with standard acoustic insulation and an interior completely furnished. The effect on noise of Buyer Furnished Equipment other than passenger seats will be the responsibility of the Buyer.

5.9     For the purposes of the sound levels guaranteed in Subparagraph
        4.2.3 the APU and air conditioning system will be operating. Sound level measurements may be made at the prevailing ambient temperature with the air conditioning packs controlled to approximate air conditioning machinery rotational speed appropriate to an ambient temperature of 25(degree)C.

6       GUARANTEE COMPLIANCE

6.1 Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2 Compliance with the take-off, second segment, en-route one engine inoperative, landing and certified noise elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3 Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying Airworthiness Authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, as agreed between the Buyer and the Seller) A321 aircraft of the same aerodynamic configuration as those A321 Aircraft purchased by the Buyer.

6.4 Compliance with the Manufacturer's Weight Empty and Usable Load guarantees defined in Paragraph 3 will be demonstrated with reference to a weight compliance report.

6.5 Compliance with the mission guarantees defined in Paragraph 2 will be demonstrated with reference to the weight compliance report described in Subparagraph 6.4.

6.6     Compliance with the guarantees defined in Subparagraphs 4.1.2 and
        4.1.3 will be based on data collected for noise certification purposes. Compliance with the guarantees defined in the said paragraphs will not be construed as authorizing operation at the defined airports (DCA and SNA) under the defined conditions.

6.7 Compliance with the noise guarantees defined in Subparagraph 4.2 will be demonstrated with reference to noise surveys conducted on one (or more, at the Seller's discretion) A321 aircraft of an acoustically similar standard as the A321 Aircraft.

6.8 Data derived from tests and noise surveys will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.9 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

6.10 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the A321 Aircraft.

7       ADJUSTMENT OF GUARANTEES

7.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the A321 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

7.2 The Guarantees apply to the A321 Aircraft as described in the Preamble to this Letter Agreement and may be adjusted in the event of:

        a) Any further configuration change which is the subject of a SCN

        b) Variation in actual weights of items defined in Section 13-10 of the Specification

        c) Changes required to obtain certification which cause changes to the performance or weight of the A321 Aircraft

8     EXCLUSIVE GUARANTEES

      The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

9     UNDERTAKING; REMEDIES

      ***

      If a deficiency is shown to exist the Seller may develop and install a fix to correct such deficiency. The delay period to correct such deficiency will not exceed *** of the affected A321 Aircraft.

      If such a deficiency is not corrected as set forth in the immediately preceding paragraph the Seller will, *** in respect of such deficient A321 Aircraft pay to the Buyer by way of liquidated damages on the anniversary date of the delivery the following amounts:

      i) *** per pound deficient resulting from the average of the deviations from the guaranteed payloads and/or

      ii)  *** per pound deficient of guaranteed Manufacturer's Weight
           Empty and/or

      iii) *** per one percent deficiency resulting from the average of the deviations from the guaranteed Specific Ranges defined in Subparagraph 1.5 and the guaranteed Fuel Burn defined in Subparagraph 3 (parts of a percentage to be prorated).

      Damages will be computed on the basis of the figures defined in (i) and (ii) above and will be paid ***.

      The Seller's maximum liability in respect of all deficiencies in performance of any A321 Aircraft will be limited to the payment of liquidated damages *** for each A321 Aircraft whichever occurs first. Payment of liquidated damages as aforesaid will be deemed to settle any and all claims and remedies of the Buyer against the Seller in respect of performance deficiencies.

UNQUOTE

      In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that, except as otherwise expressly provided in Paragraph 8 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing performance guarantees.

      ASSIGNMENT

      This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                                   Very truly yours,

                                   AVSA, S.A.R.L.


                                   By: /s/ Michele Lascaux
                                      --------------------------

                                   Its:  Director Contracts

                                   Date: November 24, 1998


Accepted and Agreed

US Airways Group, Inc.



By: /s/ Thomas A. Fink
   -------------------------

Its:  Treasurer

Date: November 24, 1998



1     Manufacturer's Weight Empty and Operating Weight Empty

      At the time of this Agreement the Buyer's Manufacturer's Weight Empty and the Operating Weight Empty for the purposes of Subparagraph 2.6 and Paragraph 3 of this Letter Agreement are defined as follows:

      Manufacturer's Weight Empty as defined in the Specification
      Reference E 000.02000 Issue 1                             :  93,110 lb
                                                                 -----------

      Buyer's Manufacturer's Weight Empty according to the
      Preamble of this Letter Agreement and for the purposes of
      Subparagraph 2.6 and Paragraph 3 of this Letter
      Agreement                                                 :    ***

      Specification changes as defined in Subparagraph 2.1 of
      this Appendix A (including US Airways livery)             :  1,543 lb

      Operators Items as defined in Subparagraph 2.2.1 of
      this Appendix A                                           : 12,829 lb

                                                                 ----------

      Operating Weight Empty of the A321 Aircraft for the
      purposes of Subparagraphs 2.1 and 2.3 to 2.5 inclusive
      of this Letter Agreement                                  :107,482 lb

      Operators items as defined in Subparagraph 2.2.2 of
      this Appendix A                                           : 14,329 lb
                                                                 ----------

      Operating Weight Empty of the A321 Aircraft for the
      purposes of Subparagraphs 2.2 of this Letter Agreement    :108,982 lb

      *Note As of the date hereof the Operating Weight Empty has not been completely defined. The payloads, fuel burn and ranges guaranteed in Paragraph 2 are based on the estimated Operating Weight Empty as shown above.

2     Specification Changes and Operators Items

2.1   Weight of Specification Changes

      As of the date of this draft the complete list of USAir Specification Changes is unknown. It is estimated that the weight of such Specification Changes is:

                                                               : 1,483 lb
      USAir livery                                             :    60 lb

2.2   Weights of Operators Items

      Oil for engines and APU                                  :   117 lb
      Unusable fuel                                            :   154 lb
      Water for galleys and toilets                            :    441 lb
      Waste tank pre-charge                                    :     29 lb
      A321 Aircraft documents and tool kits                    :     42 lb
      Passenger seats and life jackets                         :  5,184 lb
      Phone equipment                                          :    170 lb
      Galley structure and fixed equipment                     :  1,512 lb
      Chillers                                                 :    195 lb
      Catering and service equipment                           :  2,829 lb
      Cabin supplies                                           :    252 lb
      Emergency equipment                                      :    704 lb
      Crew and bags                                            :  1,200 lb
                                                                ----------

2.2.1  Total Operators Items for the purposes of
       Subparagraphs 2.1 and 2.3 to 2.5 inclusive of this
       Letter Agreement                                        :12,829 lb

       Additional items for over water operation               : 1,500 lb
                                                                ---------

2.2.2  Total Operators Items for the purposes of
       Subparagraph 2.2 of this Letter Agreement               :14,329 lb



                 LETTER AGREEMENT NO. 1 TO AMENDMENT NO. 1


                                                           As of June 10, 1998


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:   MISCELLANEOUS

Ladies and Gentlemen:

      US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into Amendment No. 1, dated as of even date herewith (the "Amendment"), to the Airbus A319/A320/A321 Purchase Agreement dated as of October 31, 1997, which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

      Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Amendment, except that if the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.    LETTER AGREEMENT NO. 5

1.1 The Buyer and the Seller hereby agree that *** in Subparagraph 1.3 of Letter Agreement No. 5 to the Agreement is hereby superseded and replaced by ***. Therefore, Subparagraph 1.3 of Letter Agreement No. 5 to the Agreement is hereby superseded and replaced by the following quoted text.

      QUOTE

      ***

      UNQUOTE

1.2 The Buyer and the Seller hereby agree that the reference to *** in Subparagraph 2.1.1(ii)(b) of Letter Agreement No. 5 to the Agreement is hereby superseded and replaced by ***. Therefore, Subparagraph 2.1.1(ii) of Letter Agreement No. 5 to the Agreement is hereby superseded and replaced by the following quoted text.

      QUOTE

      ***

      UNQUOTE

2.    LETTER AGREEMENT NO. 7

      The Buyer and the Seller hereby agree to amend Subparagraph 9.1 of Letter Agreement No. 7 to the Agreement by replacing such subparagraph with the following quoted text.

      QUOTE

      9.1  ***

      UNQUOTE

2.    LETTER AGREEMENT NO. 13

      The Buyer and the Seller hereby agree to amend Paragraph 8 of Letter Agreement No. 13 to the Agreement by replacing such paragraph with the following quoted text.

      QUOTE

      UNQUOTE

         In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that, except as otherwise expressly provided in Paragraph 7 of this Letter Agreement, all the provisions of Clause 12 of the Agreement, including without limitation the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies therein contained, will apply to the foregoing Technical Dispatch Reliability Guarantee.

         ASSIGNMENT

         This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

      UNQUOTE

4.    ASSIGNMENT

      This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.



      If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.


                                     Very truly yours,

                                     AVSA, S.A.R.L.


                                     By: /s/ Michele Lascaux
                                        -------------------------

                                     Its:  Director Contracts

                                     Date: November 24, 1998


Accepted and Agreed

US Airways Group, Inc.



By: /s/ Thomas A. Fink
   -------------------------

Its:  Treasurer

Date: November 24, 1998